                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Registration Nos. 33-59222 and 33-55837), Form S-4 (Registration No. 333-99569) and Form S-8 (Registration Nos. 33-42230 and 333-64531) of Metaldyne Corporation of our report dated March 11, 2003 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



PricewaterhouseCoopers LLP


Detroit, Michigan
March 14, 2003

                                       94